Exhibit 10.1

FIFTEENTH AMENDMENT

TO AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP OF

HOSPITALITY INVESTORS TRUST OPERATING PARTNERSHIP, L.P.

This FIFTEENTH AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF HOSPITALITY INVESTORS TRUST OPERATING PARTNERSHIP, L.P. (the “Company”) is made as of July 1, 2020 (this “Amendment”), by HOSPITALITY INVESTORS TRUST, INC., a Maryland corporation, as general partner (the “General Partner”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to such terms in the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of March 31, 2017 (as amended by the First Amendment thereto, dated as of July 10, 2017, the Second Amendment thereto, dated as of September 29, 2017, the Third Amendment thereto, dated as of December 29, 2017, the Fourth Amendment thereto, dated as of February 27, 2018, the Fifth Amendment thereto, dated as of March 29, 2018, the Sixth Amendment thereto, dated as of July 2, 2018, the Seventh Amendment thereto, dated as of September 28, 2018, the Eighth Amendment thereto, dated as of December 31, 2018, the Ninth Amendment thereto, dated as of February 27, 2019, the Tenth Amendment thereto, dated as of March 29, 2019, the Eleventh Amendment thereto, dated as of July 1, 2019, the Twelfth Amendment thereto, dated as of September 30, 2019, the Thirteenth Amendment thereto, dated as of December 31, 2019, the Fourteenth Amendment thereto, dated of March 31, 2020, and thereafter from time to time, the “Partnership Agreement”).

RECITALS:

WHEREAS, pursuant to Section 5.1(d) of the Partnership Agreement the Company issued PIK Distributions to the Initial Preferred LP on June 30, 2020;

WHEREAS, during the quarter ended June 30, 2020, the General Partner issued 2,393.65 shares of Common Stock to certain former employees of the General Partner in connection with termination of their employment and settlement of vested restricted share units previously awarded to such individuals pursuant to the General Partner’s Amended and Restated Employee and Director Incentive Restricted Share Plan (the “Plan”);

WHEREAS, on July 1, 2020, the General Partner issued certain restricted shares of Common Stock pursuant to the Plan;

WHEREAS, in accordance with Section 4.2(b)(iii) of the Partnership Agreement, the General Partner has the power to issue additional Partnership Units to reflect Plan issuances;

WHEREAS, the General Partner desires to amend the Partnership Agreement to amend and restate Exhibit A of the Partnership Agreement to accurately reflect at all times the information to be contained thereon; and

WHEREAS, pursuant to Sections 4.3(b), 4.5(a) and 14.1(a) of the Partnership Agreement, the General Partner is authorized to take such steps in its sole and absolute discretion.

NOW THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the General Partner, intending to be legally bound, hereby agrees as follows:

Section 1. Amendments.    Exhibit A of the Partnership Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit A.

Section 2. Miscellaneous.

(a) Governing Law. This Amendment shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

(b) Ratification. The Partnership Agreement (as amended by this Amendment) shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Amendment as of the date and year first aforesaid.

GENERAL PARTNER:

HOSPITALITY INVESTORS TRUST, INC.

By: /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title:     Chief Executive Officer and President

EXHIBIT A

Amended and Restated as of July 1, 2020

Partners’ Contributions and Partnership Interests

Name and Address of Partner	Type of Interest	Type of Unit	Capital Contribution (Stated Value with respect to Class C Units)	Number of Partnership Units Issued and Outstanding	Percentage Interest
Hospitality Investors Trust, Inc. (3950 University Drive, Fairfax, Virginia, 22030)	General Partner Interest	GP Units	$ 200,000	8,888	0.02%
	Limited Partner Interest	OP Units	$822,189,598.77	39,156,682.276	99.98%
Brookfield Strategic Real Estate Partners II Hospitality REIT II LLC (250 Vesey Street, 15th Floor, New York, NY 10281)	Limited Partner Interest	Class C Units - Purchase Agreement	$379,746,396.50	25,745,518.40	__
		Class C Units - PIK Distributions	$42,563,704.53[1]	2,885,674.87	__
BSREP II Hospitality II Special GP OP LLC (250 Vesey Street, 15th Floor, New York, NY 10281)	Special General Partner Interest	None	None	N/A	__

1 The Stated Value of Class C Units issued as PIK Distributions will be $0 in certain circumstances pursuant to this Agreement.